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                                                                Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 33-71900, 33-91986, and 333-4514 and Form S-3 Nos. 33-64500 and
333-4516) of our report dated April 8, 1997, with respect to the consolidated financial statements and schedule of SubMicron Systems Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1996.

                                                ERNST & YOUNG LLP

Philadelphia, Pennsylvania
April 15, 1997